Exhibit 99

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

STERIS®

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

[LOGO]

Forward-Looking Statements

Except for historical information discussed, today’s presentations include forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest Quarterly Earnings Announcement dated July 24, 2003. Further, these forward-looking statements speak only as of this date September 4, 2003. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

ANALYST DAY 2003	2

[LOGO]

Today’s Agenda

>	STERIS Overview – Les Vinney

>	Business Segment Presentations by Group Presidents

>	Healthcare – Chuck Immel

>	Life Sciences – Morten Nielsen

>	STERIS Isomedix Services – Robert Moss

>	Financial Overview – Laurie Brlas

>	Wrap-up and Q&A – Les Vinney

ANALYST DAY 2003	3

[LOGO]

Goals for Today

Our purpose in hosting this analyst day is to provide you with:

>	An increased knowledge and understanding of STERIS

>	The opportunity to meet and speak with our senior management team

>	An informed perspective on our industry and potential opportunities

>	An interactive session that answers your questions about STERIS

ANALYST DAY 2003	4

[LOGO]

> STERIS Overview

ANALYST DAY 2003

STERIS's Path to Growth

INITIAL GROWTH | ACQUISITIONS | RESTRUCTURING

1987 Start up

STERIS 1995

STERIS 2000

STERIS Today

Leader in Technologies to Control Infection and Contamination

Positioned For Growth

ANALYST DAY 2003 6

[LOGO]

STERIS’s Path to Growth

[GRAPHIC]

ANALYST DAY 2003	6

[LOGO]

STERIS Today

>	Leader in infection prevention equipment and related products

>	Restructured in April 2003 to a market-focused business organization

>	Three new reporting segments: Healthcare, Life Sciences and STERIS Isomedix Services

>	Combination of acquisitions and internal manufacturing changes contributing to growth

>	Newly formed “Mission, Vision, Values” statements connect the entire organization

ANALYST DAY 2003	7

[LOGO]

The Mission of STERIS Corporation

To provide a healthier today and a safer tomorrow through knowledgeable people and innovative infection prevention, decontamination and health science technologies, products and services.

ANALYST DAY 2003	8

STERIS

Sales by Business Segment

Fiscal Year Ended March 31, 2003 (Dollars in millions)

HEALTHCARE ($697)
72%
LIFE SCIENCES ($195)
20%
STERIS ISOMEDIX SERVICES ($79)
8%

ANALYST DAY 2003 9

[LOGO]

Sales by Business Segment

Fiscal Year Ended March 31, 2003 (Dollars in millions)

[CHART]

HEALTHCARE ($697)

LIFE SCIENCES ($195)

STERIS ISOMEDIX SERVICES ($79)

ANALYST DAY 2003	9

[LOGO]

Key Markets Served

HEALTHCARE

>	Surgical Support

>	Sterile Processing

>	Applied Infection Control

LIFE SCIENCES

>	Pharmaceutical Production

>	Research

>	Defense and Industrial

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

ANALYST DAY 2003	10

STERIS

› Why STERIS: Investment Considerations

ANALYST DAY 2003

[LOGO]

Why STERIS: Investment Considerations

ANALYST DAY 2003

[LOGO]

Investment Considerations

>	A technology leader

>	Diversified and recurring revenue stream

>	Leading market positions

>	Improving market dynamics

>	Strong financial and operating platform

>	Experienced and credible management team

ANALYST DAY 2003	12

A Technology Leader

Broad based technologies…

- Peracetic Acid Sterilization
- EtO Sterilization
- Steam Sterilization
- VHP Sterilization
- Skin Care
- Washing Systems
- Surface Cleaning Chemistries

Delivered through capital equipment chemistries and services…

Makes STERIS a leader

ANALYST DAY 2003 13

[LOGO]

A Technology Leader

Broad based technologies . . .

[GRAPHIC]

Delivered through capital equipment

chemistries and services . . .

ANALYST DAY 2003	13

[LOGO]

Diversified and Recurring Revenue Stream

Capital equipment drives	Consumables	and Services

[GRAPHIC]

52% of fiscal 2003 revenues were higher margin,

recurring consumables and services

STERIS has the unique ability to offer a custom solution for a variety of customers, industries and geographies

ANALYST DAY 2003	14

[LOGO]

Market Leader

>	Leading supplier of sterilization and surgical support products to U.S. healthcare facilities

>	Leading position in contract sterilization for medical technology manufacturers and other industries

>	Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities

>	STERIS has the broadest range of infection control technologies, products and services in the world

>	STERIS has the unique capability to offer custom solutions to a variety of indudtries

ANALYST DAY 2003	15

[LOGO]

Improving Market Dynamics

>	Aging population is driving demand for healthcare services and pharmaceuticals

>	Increased spending by hospitals is leading to expansion and upgrading of facilities

>	Ongoing investment in drug production is driving manufacturing capacity and research facilities

>	Global awareness of infection control is growing

ANALYST DAY 2003	16

[LOGO]

A Strong Financial and Operating Platform

>	Consistent revenue and earnings growth

>	Low level of debt

>	Strong free cash flow

>	Efficient operations

ANALYST DAY 2003	17

[LOGO]

Management Team

>	75% of management new within the last three years

>	All come from larger organizations

>	All have a proven ability to execute

ANALYST DAY 2003	18

[LOGO]

Strategic Direction

ANALYST DAY 2003

[LOGO]

Sources of Growth

Earnings Power

External	Internal

Improving market dynamics and growing awareness of the need for infection control	Strategic Actions to Drive Growth and Financials

ANALYST DAY 2003	20

[LOGO]

Our Growth Strategy

Enhance our revenue stream by continuing to diversify by product, service, market and geography

>	Capitalize on installed base

>	Leverage our channel

>	Introduce new technologies

>	Adapt our technologies

>	Expand internationally

ANALYST DAY 2003	21

[LOGO]

Capitalize on Installed Base

■	Large revenue opportunity in our own installed base

>	Capture consumable opportunity

>	Aggressively grow service

>	New capital equipment products will have an associated proprietary consumable

ANALYST DAY 2003	22

[LOGO]

Leverage Our Channel in Healthcare

>	Presence in every U.S. hospital

>	Sales force of 250 people

>	Service force of 1,000

>	New products, alliances, acquisitions

ANALYST DAY 2003	23

[LOGO]

Introduce New Technologies

>	R&D spending to approximate $32 million in fiscal 2004

>	Focused new product development effort

>	Areas of focus include projects for new industries and new sterilization technologies

>	VHP technology advancement into new product uses

>	Prion Decontamination

>	Segmented sterile processing offering

>	Key new products for general infection control and surgical support

ANALYST DAY 2003	24

[LOGO]

Adapt Our Technologies

CURRENT	FUTURE POSSIBILITIES

Exploring new applications related to Anthrax contamination	Transportation

Joint research on defense applications for biological and chemical warfare	Hotel and building decontamination

Joint research in space applications	Food and beverage packaging

ANALYST DAY 2003	25

[LOGO]

International Expansion Opportunities

First Quarter 2004, including Hamo Acquisition

REVENUE MIX BY GEOGRAPHY

[GRAPH]

>	Market size is equivalent to U.S.

>	Focused on key European markets

>	Acquisitions to play strategic role

>	Enter with leading-edge technologies

>	Organization established in Japan

ANALYST DAY 2003	26

STERIS

> Outlook/Financial Targets

ANALYST DAY 2003

[LOGO]

> Outlook/Financial Targets

ANALYST DAY 2003

Financial Targets

Average Annual Growth Rates

Current demand trends, new product initiatives, and geographical expansion opportunities to grow core businesses organically over next two years

>	Revenue growth of 10%

>	Earnings growth of 15%

ANALYST DAY 2003	28

[LOGO]

Summary

>	A technology leader with strong market positions

>	Diversified and recurring revenue stream

>	Improving market dynamics

>	Financial flexibility

>	Management team that can execute

>	Bright future

ANALYST DAY 2003	29

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

> Healthcare

[LOGO]

[LOGO]

Healthcare Group

Agenda:

>	Business Overview

>	Market and Market Drivers

>	Strategy

ANALYST DAY 2003	32

[LOGO]

Healthcare Group Business Definition

A leading provider of an integrated offering of equipment, consumables, and services to hospitals or alternative sites, enabling them to improve the safety, efficiency, and effectiveness of the Ambulatory and Acute Care environments.

ANALYST DAY 2003	33

[LOGO]

Healthcare Group

$ 697 Million*

[GRAPH]

*Fiscal Year ending March 31, 2003

Business Units:

>	Surgical Support—equipment and services designed to integrate new technologies and process improvements in the clinical and surgical environment

>	Sterile Processing—sterilization and contamination control products allowing reuse of surgical instrumentation

>	Service—equipment maintenance to ensure quality operation and equipment uptime

>	Applied Infection Control—healthcare hand soaps and sanitizers, and hard surface disinfectants

ANALYST DAY 2003	34

[LOGO]

Surgical Support

[LOGO]

ANALYST DAY 2003	35

[LOGO]

Sterile Processing

[LOGO]

ANALYST DAY 2003	36

[LOGO]

>Markets

ANALYST DAY 2003

Healthcare by Product Type

$Billions
$0.3
$0.8
$1.2
$2.4
$1.5
$5.2
STERIS 9%
STERIS >1%
STERIS 24%
STERIS 2%
STERIS 11%
STERIS 0%
Care-giver
Patient
Capital/ Consumables
Generic Consumables
Lights/ Tables
Other
Applied Infection Control
Sterile Processing
Surgical Support*

ANALYST DAY 2003 38

[LOGO]

Healthcare by Product Type

$Billions

[GRAPH]

*	Other includes a broad range of OR and ICU equipment (Respiratory and Anesthesia devices, Patient Warming Systems, Fluid Waste Management)

>	Total market size greater than $11 billion with mid single digit growth rates

>	Geographies have differences in medical practice and a diverse set of competitors; STERIS has a leading position in North America

>	Growth is tied to replacement cycle, capacity expansion, technology innovation, and patient growth

ANALYST DAY 2003	38

STERIS

Sterile Processing by Major Product

($ in millions)

$3.6 Billion
$2.4
General
• Chemistry
• Indicators
• Packaging
• Other
$1.2
Capital/
Integrated
Consumables
$260
$350
$360
$230
Getinge,
Belimed,
Others
Getinge, 3M,
Metachana,
Sakura,
Others
J and J,
Minntech,
Others
Allied
Signal,
J and J,
3M,
Others
STERIS
(26%)
STERIS
(25%)
STERIS
(36%)
STERIS
(4%)
Washers
High
Temp
Liquid
Low Temp
Gas Low
Temp
CAGR
5%
4%
8%
8%

ANALYST DAY 2003 39

[LOGO]

Sterile Processing by Major Product

($ in millions)

[GRAPH]

ANALYST DAY 2003	39

STERIS

Surgical Support by Major Product

($ in millions)

$6.7 Billion
$5.2
Thermal Mgt, Anesthesia, respiratory, Monitors, Other
$1.5
Surgical Tables, Lights, Ceiling Mgt, Fluid Waste, Other
$720
$250
$300
$150
$120
Hil-Rom Stryker, Mizuho, Skytron, Getinge, Eshman and Blanco
Gtinge, Skytron Berch-told Martin
Getinge, Hill-Rom, Berchtold Draeger, Trump
Dornoch, Bemis, Stryker, Others
Getinge and others
STERIS 14%
STERIS 16%
STERIS 5%
STERIS
Surgical Tables & Stretchers
Surgical Lights
Architectural Systems
Fluid Waste
Stainless Steel
CAGR
3%
4%
4%
2%
3%

ANALYST DAY 2003 40

[LOGO]

Surgical Support by Major Product

($ in millions)

[GRAPH]

ANALYST DAY 2003	40

[LOGO]

Healthcare Group Core Strengths

>	Integrated offering of capital equipment, chemistries, and services

>	Service force of more than 1,000 professionals

>	Leading brand and strong channel in North America

>	Significant active installed base of equipment

>	Base of platform sterilization and disinfection technologies

ANALYST DAY 2003	41

Base Market Growth

U.S. Surgical Procedures
$Billions
$30
$25
$20
$15
$10
$5
$0
Millions
60
50
40
30
20
10
0
2001
2007

ANALYST DAY 2003 42

[LOGO]

Base Market Growth

[GRAPH]

“Boomers” continue to increase demand for acute care procedures driving sterilization cycle growth and hospital census

Sources: F.W. Dodge, The Outlook for Healthcare Facilities (Q2 2002)

SMG, Surgical Procedures, 1981-2007

ANALYST DAY 2003	42

STERIS

Base Market Growth

U.S. Surgical Procedures
U.S. Healthcare Construction Spending
$Billions
Millions
$30
$25
$20
$15
$10
$5
$0
60
50
40
30
20
10
0

ANALYST DAY 2003 43

[LOGO]

Base Market Growth

[GRAPH]

>	“Boomers” continue to increase demand for acute care procedures driving sterilization cycle growth and hospital census

>	U.S. Hospital capacity gaps drive robust construction spend, particularly in surgical and critical care

Sources: F.W. Dodge, The Outlook for Healthcare Facilities (Q2 2002)

SMG, Surgical Procedures, 1981-2007

ANALYST DAY 2003	43

[LOGO]

> Strategy

ANALYST DAY 2003

[LOGO]

Healthcare Group Strategy

>	Build international presence through selected partnerships, acquisitions, and new technology introductions

>	Introduce new disruptive technologies in Sterile Processing

>	Drive growth of recurring revenues

>	Expand and integrate the Surgical and Critical Care offering to leverage the strength of the North American sales and service channel

ANALYST DAY 2003	45

[LOGO]

Healthcare Group Strategy

>	Build international presence through selected partnerships, acquisitions, and new technology introductions

>	Introduce new disruptive technologies in Sterile Processing

>	Harness the value of the installed base and drive growth of recurring revenues

>	Expand and integrate the Surgical and Critical Care offering to leverage the strength of the North American sales and service channel

ANALYST DAY 2003	46

[LOGO]

Recurring Revenue Growth

Opportunity for Improved Recurring Revenue Growth Is

Substantial on Current Installed Base of Equipment

	WASHING SYSTEMS	HIGH TEMPERATURE STERILIZATION	LOW TEMPERATURE STERILE PROCESSING

Average Consumable Cost/Cycle*:	$9.00	$10.00	$9.50

Annual Consumable Revenue Opportunity:	$125 million	$330 million	$130 million

•	Annualized value of consumable flowing through STERIS’ installed equipment base approaching $600 million

•	STERIS opportunity for growth >$400 million

* Cost/Cycle includes: Detergents, Indicators, Wraps/Trays & Service

ANALYST DAY 2003	47

Technical Service Growth Opportunity

($ in millions; North America contract revenues)

Total Market $850
STERIS Equipment $275
Competitor Equipment $575
In-house
3rd party
OEM
STERIS
Sterilizers
Washers
SS1
Tables
Lights

ANALYST DAY 2003 48

[LOGO]

Technical Service Growth Opportunity

($ in millions; North America contract revenues)

Total Market $850

[GRAPH]

ANALYST DAY 2003	48

[LOGO]

Healthcare Group Strategy

>	Build international presence through selected partnerships, acquisitions, and new technology introductions

>	Introduce new disruptive technologies in Sterile Processing

>	Harness the value of the installed base and drive growth of recurring revenues

>	Expand and integrate the Surgical and Critical Care offering to leverage the strength of the North American sales and service channel

ANALYST DAY 2003	49

STERIS

Healthcare Channel Strength Offers Opportunity in Selected Areas

U.S. Sales and Service Coverage

Capabilities:

> Broad Hospital Reach

> Capital & Consumables

> Technical Sales Process

> Complex Project Management

> High Service Component

ANALYST DAY 2003 50

[LOGO]

Healthcare Channel Strength Offers

Opportunity in Selected Areas

[MAP]

Capabilities:

>	Broad Hospital Reach

>	Capital & Consumables

>	Technical Sales Process

>	Complex Project Management

>	High Service Component

ANALYST DAY 2003	50

STERIS

Expanded Offering in Surgical & Critical Care

High End Operating Room Spend
$500,000
$800,000
• Blood Recovery
• Endoscopy
• C Arm
• Telemedicine/ Automation/ Info Interface
• Monitoring/ Anesthesia
• Other
• EMS/ Stainless Steel/ Lights/ Tables
STERIS Revenue
1998
2003
High End Critical Care Room Spend
$200,000
$300,000
• Beds
• Pumps
• Ventilation
• Monitoring/ Diagnostics
• Control Center
• Other
• EMS
1998
2003

Source: MDB, CMD, ECRI, IHS

ANALYST DAY 2003 51

[LOGO]

Expanded Offering in Surgical & Critical Care

[GRAPH]

Source: MDB, CMD, ECRI, IHS

ANALYST DAY 2003	51

[LOGO]

Healthcare Group Summary

>	Underlying market demand driven by surgical procedure growth, new construction to address provider capacity gaps, and ongoing need to address nosocomial infections

>	STERIS has core strengths in channel and technology platforms

>	STERIS growth will be driven by expanding the offering, capitalizing on the value of the installed base and new technology introduction

ANALYST DAY 2003	52

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

> Life Sciences

[LOGO]

[LOGO]

Life Sciences Group Definition

The STERIS Life Sciences Group is a leading global provider of integrated and validated equipment, chemistries and service solutions aiding developers and manufacturers of pharmaceutical and bio-pharmaceutical products to maximize uptime, enhance productivity and protect process integrity within aseptic and other critical environments.

ANALYST DAY 2003	55

STERIS

Key Group Characteristics

Sales Revenue

Global Reach

By Product

16%
84%
Chemistries
Equipment

By Geography

37%
8%
55%
EMEA
Intercontinental
North America

ANALYST DAY 2003
56

[LOGO]

Key Group Characteristics

Sales Revenue

>	High double digit annual growth even past two fiscal years

>	Low-to-mid double digit annual growth expected for the next several years

>	Majority of Equipment and Chemistry sales driven from Manufacturing Process Segment

[GRAPH]

Global Reach

>	Present in more than 80 countries

>	Direct sales, service and project management representation in

–	USA, Canada and throughout Europe

>	Manufacturing Operations in

–	USA, Canada, Germany, Finland, Sweden and Switzerland

>	Dedicated Dealer and Agents in more than 60 countries

>	More than 650 Employees world wide

[GRAPH]

ANALYST DAY 2003	56

[LOGO]

Key Strengths

Technologies and equipment that are critical to the operation of aseptic pharmaceutical manufacturing

Strong field based technical expertise

Strong brand recognition with our customers

>	US: Calgon Vestal, AMSCO

>	Europe: Finn-Aqua, HAMO

Unmatched global presence

High quality equipment and cleaning chemistry

ANALYST DAY 2003	57

STERIS

Evolution of a (Bio)pharmaceutical Drug

Conceptual

years -13		-8	-5	-1			0	10 ++
New Drug Discovery	PATENT APPL	Animal Model Trials	Human Clinical Trials	Scale Up Manu-facturing	FDA APPROVAL	LAUNCH	Large Scale Manu-facturing	Generic Versions

STERIS

- LAB WASHERS
  LAB STERILIZERS
- DETERGENTS
- FORMULATED CLEANING PRODUCTS, INDICATORS

- GMP WASHERS
  GMP STERILIZERS
- WATER STILLS
  PURE STEAM GENERATORS
- FREEZE DRIERS
- DETERGENTS, FORMULATED CLEANING PRODUCTS, INDICATORS

ANALYST DAY 2003 58

[LOGO]

Evolution of a (Bio)pharmaceutical Drug

[GRAPHIC]

ANALYST DAY 2003	58

STERIS

Research Business – Integrated Products and Systems

sterilization systems
VHP biodecontamination systems
washing systems
research laboratory
critical environment systems

ANALYST DAY 2003 59

[LOGO]

Research Business—Integrated Products and Systems

[GRAPHIC]

ANALYST DAY 2003	59

STERIS®

Process Business – Integrated Products and Systems

STERIS CIP® 100 and 200
Process and Research Cleaners
VHP® 1000ED
Biodecontamination System
Finn-Aqua®
GMP Steam Sterilizer
Lyovac® Pharmaceutical
Freeze Drying System
Reliance® 680
Pharmaceutical Grade Washers
Reliance® 580
Pharmaceutical Grade Washers
Cal Stat®
Alcohol Handrinse
Alcare® Antiseptic
Foamed Alcohol
F/A Series
GMP Steam Sterilizers

ANALYST DAY 2003 60

[LOGO]

Process Business—Integrated Products and Systems

[LOGO]

ANALYST DAY 2003	60

STERIS

Key Growth Drivers

Advances in Molecular Biology
Investment in Research & Development
Population Growth & Changing Demographics
Research Capacity Expansion
Pharmaceutical Volume Requirements
Production Capacity Expansion
Changes in Production Methodology
Plant Extensions
Generics Manufacturing
Bio-Pharma Production
Contract Manufacturing
New Plant Construction

ANALYST DAY 2003
61

[LOGO]

Key Growth Drivers

[CHART]

ANALYST DAY 2003	61

STERIS®

› Research Business Overview

ANALYST DAY 2003

[LOGO]

Research Business Overview

ANALYST DAY 2003

Research Business Overview

STERIS serves a niche market in the total Research arena.

Total Life Science Research Spending >100 (BnUSD)
Clinical Trials
Supplies
Personnel
Analytical & Diagnostic
Brick & Mortar
Equipment
Life Science Lab Equipment 5.5 (BnUSD)
Growth Rate
Sample Preparation
6%
General Lab
8%
Biological Processing
6%
Laboratory Automation
13%
Controlled Environment
6%
Thermal Conditioning
4%
Animal Care Support
10%
Cleaning & Purification
5%
Current Served Market

Source: SDI, STE analysis

ANALYST DAY 2003 63

[LOGO]

Research Business Overview

[GRAPH]

Source: SDI, STE analysis

ANALYST DAY 2003	63

STERIS

Research Business Overview
($ in millions)

Total $485 million
3M
Getinge
Primus
Sakura
SAL
Tuttenauer
STERIS
Getinge/Lancer
Miele
STERIS
Getinge
Manual cleaning
STERIS
Getinge
Primus
Tuttnauer
STERIS
Getinge/Lancer
Scientek
STERIS
$265m
Lab Washers, $81m
Bedding and Cage Management $39m
CM Sterilizers $45m
CM Washers $55m
03-09 CAGR:
5%
5%
10%
7%
10%

ANALYST DAY 2003 64

[LOGO]

Research Business Overview

($ in millions)

Total $485 million

[GRAPH]

ANALYST DAY 2003	64

STERIS

› Process Business Overview

ANALYST DAY 2003

[LOGO]

Process Business Overview

ANALYST DAY 2003

STERIS

Process Business Growth Drivers

Pharma Industry Fundamentals will continue to foster favorable climate for STERIS Pharma Process Business

Demographics will drive end user demand

Biopharmaceutical technology revolution fuels R&D investment

Projected pharma capital investment continues at 10% CAGR

Drug Expenditures
$ per patient/year
162
254
368
497
696
25-34
35-44
45-54
55-64
65-74
Age Grouping

Pharma R&D Investment
$ Billions
23.5
31
43
61
1993
1996
1999
2002

Pharma Manufacturing
Equipment Investment
$ Billions
9.1
11
13.3
16.1
19.5
23.6
1999
2001
2003
2005
2007
2009

Source : EFPIA, Pharma, LEK, US Census,

ANALYST DAY 2003 66

[LOGO]

Process Business Growth Drivers

[GRAPH]

Source: EFPIA, Pharma, LEK, US Census,

ANALYST DAY 2003	66

STERIS

Process Business Overview

Research indicates that the Sterile Dosage Manufacturing market is expected to grow strongly through 2009

Manufacturing Market
Billions of Dollars
25
20
15
10
5
0
9.1
11.0
13.3
16.1
19.5
23.7
18%
21%
24%
27%
31%
35%
Sterile Dosage Form
1999
2001
2003F
2005F
2007F
2009F

Sterile dosage forms will account for one third of the manufacturing market by 2009 (based on present trends).

ANALYST DAY 2003 67

[LOGO]

Process Business Overview

[GRAPH]

CAGR% (2001-06F)
Total	10
Sterile Small Molecule	15
Biologics	20
Oral/Topical Small Molecule	7

Sources : Analyst Reports, Medical Healthcare Marketplace, BCC Inc., L.E.K. Interviews and Analysis, STERIS analysis

ANALYST DAY 2003	67

STERIS

Process Business Overview

Pharma Equipment Market $12.1 billion
Sterile Dosage $3.2 billion (inc. bulk production & purification)
ORAL DOSAGE/ TOPICAL
STERILE DOSAGE
Bulk Production & Mixing $548m
Purification $602m
TOTAL AVAILABLE MARKET $2.1 billion
STERIS Market $749m
Current Served Market

Source: LEK, STERIS analysis

ANALYST DAY 2003 68

[LOGO]

Process Business Overview

Pharma Equipment Market $12.1 billion	Sterile Dosage $3.2 billion (inc. bulk production & purification)

[GRAPH]

>	Aggregate market growth rate is approximately 10%
>	Oral/topical 7% CAGR
>	Sterile Dosage ~15% CAGR

Source: LEK, STERIS analysis

ANALYST DAY 2003	68

STERIS

Process Business Overview

($ in millions)

Total $749m

BOC Edwards
Christ
Serail
SP Industries
STERIS
Getinge/Kemiterm
MECO
Mueller
Stilmas
STERIS
Fedigari
Getinge
SBM
STERIS
Getinge/Lancer
Scientek
Netxsch
STERIS
Bioquell
Manual
cleaning
STERIS
Freeze Driers
$276m
Water Stills/
Generators/WSE
$210m
GMP
Sterilizers
$113m
GMP
Washers
$80m
Room/Space
Decontamination
$70m
03-09 CAGR:
20 %
10 %
12 %
15 %
12 %

ANALYST DAY 2003
69

[LOGO]

Process Business Overview

($ in millions)

Total $749m

[GRAPH]

Source : Analyst Reports, Medical Healthcare Marketplace, BCC Inc., L.E.K. Interviews and Analysis, STERIS analysis

ANALYST DAY 2003	69

STERIS

Process Business Overview

($ in millions)

Total $450m
Ecolab
Commodities &
solvents
Ecolab
Ecolab
Shield
Veltek
Commodities
3 M
Namsa
Raven
SGM
STS
STERIS
STERIS
STERIS
STERIS
$210m
COP
$40m
CE
$130m
SAP
$70m
03-09 CAGR:
15 %
10 %
20 %
5 %

ANALYST DAY 2003
70

[LOGO]

Process Business Overview

($ in millions)

Total $450m

[GRAPHIC]

03-09 CAGR:

ANALYST DAY 2003	70

[LOGO]

Life Sciences Group Underlying Growth Rates

>	Portion of the Industry that STERIS’ Research Business serves is expected to grow <10% per annum over the next 3 to 5 years

>	Portion of the industry that STERIS process equipment and chemistries serves is expected to grow at 10-15% per annum over the next 3 to 5 years

ANALYST DAY 2003	71

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Key Growth Strategies

Strengthen Penetration in Key Growth Segments

>	Fill and Finish
>	Clean Utilities
>	Bio-pharmaceuticals
>	Cleaning Chemistry

Geographic Expansion

Leverage expansion of manufacturing operations

>	Reduction in Lead-Times
>	Modularization of Custom-Build Equipment

Adapt Technologies to New Markets

ANALYST DAY 2003	72

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Life Sciences Group Summary

>	Unique offering of broad range of capital equipment

>	Unique in offering capital equipment and chemistries

>	Growing core markets

>	Opportunities to increase penetration of chemistries

>	System solution offering will add value to pharmaceutical and biotech customer base

>	Opportunities to consolidate

>	Consistent double-digit growth in revenues

ANALYST DAY 2003	73

STERIS

Defense and Industrial Overview

Customer / Development Partner	Market Drivers	Competition	Key Competitive Differentiators
Government Agencies (non-defense) Defense Agencies Food & Agricultural Industry Beverage Industry Recreational Activity Industry Transportation Industry Single Use Medical Device Manufacturers	▪ Threat of a naturally occurring biological contamination ▪ Threat of unintentional or intentional biological or chemical contamination ▪ Increased regulatory involvement ▪ Desire to partner in the development and application of new decontamination technologies and systems ▪ Need to minimize business or operational disruption due to a contamination event	Technologies: ▪ Chlorine Dioxide ▪ Methyl Bromide ▪ Formaldehyde ▪ General Cleaning Chemistries Companies: ▪ EcoLab ▪ JohnsonDiversey ▪ Bioquell ▪ EnviroSystems ▪ Consulting Firms ▪ Remediation Companies	▪ VHP (bio) and modified VHP (bio-chem) technology, experience, expertise, and proprietary position ▪ D & I, along with our teaming partners, offer a turnkey decontamination solution ▪ Knowledge base of aseptic processing, sterilization, and validation ▪ Ability to offer a combination of proven proprietary technologies and services

ANALYST DAY 2003 74

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Defense and Industrial Overview

Customer / Development Partner	Market Drivers	Competition	Key Competitive Differentiators
Government Agencies (non-defense)	• Threat of a naturally occurring biological contamination	Technologies:	• VHP (bio) and modified VHP (bio-chem) technology, experience, expertise, and proprietary position
• Chlorine Dioxide
Defense Agencies Food & Agricultural Industry	• Threat of unintentional or intentional biological or chemical contamination	• Methyl Bromide • Formaldehyde
Beverage Industry Recreational Activity Industry	• Increased regulatory involvement	• General Cleaning Chemistries	• D & I, along with our teaming partners, offer a turnkey decontamination solution
Transportation Industry Single Use Medical Device Manufacturers	• Desire to partner in the development and application of new decontamination technologies and systems	Companies: • EcoLab	• Knowledge base of aseptic processing, sterilization, and validation

	• Need to minimize business or operational disruption due to a contamination event	• JohnsonDiversey • Bioquell	• Ability to offer a combination of proven proprietary technologies and services
• EnviroSystems

• Consulting Firms

• Remediation Companies

ANALYST DAY 2003	74

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D&I Key Current Activities

>	U.S. Army Edgewood Chemical Biological Center—Contract R&D to further VHP as a biological and chemical decontamination system

>	Single Use Manufactured Medical Devices—Multiple opportunities for VHP MD

>	Department of State—Providing remediation services to decontaminate Sterling, Virginia mail facility contaminated by anthrax

>	NASA Jet Propulsion Laboratory—VHP deep vacuum system against spores on spacecraft material surfaces

>	Homeland Defense Labs—Equipment for modular and mobile BSL3 and BSL4 labs

ANALYST DAY 2003	75

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

> STERIS Isomedix Services

STERIS®

STERIS

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

[LOGO]

STERIS Isomedix Services Definition

STERIS Isomedix Services is a leading provider of sterilization, microbial reduction, and materials modification services to medical supply, consumer, and industrial customers.

STERIS Isomedix Services provides its customers safe, effective products in a timely and cost effective manner.

Through exemplary customer service, a focus on quick turnaround, and the ability to develop and manage complicated partnerships, we deliver customer value.

ANALYST DAY 2003	78

Our Business - Geographic View

Canada
Minneapolis
Whitby
Northboro
Chester
Libertyville I & II
Sandy
Whippany
Groveport
Morton Grove
Ontario
Temecula
Spartanburg
Nogales
El Paso
Mexico
Vega Alta
= Gamma & EtO
= Gamma
= EtO
= E- Beam & Gamma
West
Southwest
Midwest
Northeast
Southeast

ANALYST DAY 2003 79

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Our Business—Geographic View

[MAP]

ANALYST DAY 2003	79

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Our Business—Geographic View

[GRAPHIC]

Advantages

>	Proven reliability

>	Broad application

Industries

>	Medical

>	Food packaging

Products

>	Medical supplies

>	Dairy packaging

>	Labware

>	Spices

ANALYST DAY 2003	80

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Our Business—Ethylene Oxide Sterilization

[GRAPHIC]

Advantages

>	Gentle process

>	High volume

Industries

>	Medical

>	Spices

Products

>	Surgery kits

>	Surgical supplies

ANALYST DAY 2003	81

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Our Business—E-Beam Processing

[GRAPHIC]

Advantages

>	Materials enhancement

Industries

>	Materials modification

Products

>	Wire and cable

>	Plastic resin

ANALYST DAY 2003	82

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Sales Process

>	11 Direct sales representatives

>	Process validation

>	Service agreements

>	Process Agreement

>	Commitments

>	Slot of Time

ANALYST DAY 2003	83

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Key Strengths

>	Responsive to customer needs

>	Capacity—Monitor customer needs

>	Proximity—Serve the US with sixteen facilities

>	Flexibility—Three key technologies, Gamma, EtO and E-Beam

>	Experience—31 years

ANALYST DAY 2003	84

Business Model - Typical Product Life Cycle

Profit $
Research & Development
Product Intro
Growth
Maturity
Decline
0
3
6
9
12
Number of Years

ANALYST DAY 2003
85

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Business Model—Typical Product Life Cycle

[GRAPHIC]

ANALYST DAY 2003	85

STERIS

Business Model - Isomedix Service Facility Life Cycle

Profit $
Construction & Commissioning
Plant Startup
Growth
Maturity
Sustain
0
3
6
9
12
Number of Years

ANALYST DAY 2003 86

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Business Model—Isomedix Service Facility Life Cycle

[GRAPHIC]

ANALYST DAY 2003	86

STERIS

Business Model - Isomedix Services Advantage

Profit $
R&D
Construction
Prod Intro
Plant Start
Growth
Maturity
Decline
Sustain
0
3
6
9
12
Number of Years

ANALYST DAY 2003 87

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Business Model—Isomedix Services Advantage

[GRAPHIC]

ANALYST DAY 2003	87

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Industry Drivers

>	Demographics increasing medical supply consumption worldwide

>	Medical commodity manufacturing moving to lower cost labor

>	In-house processing going contract/outsourcing

>	No rapid technology change foreseen

>	New applications developing

ANALYST DAY 2003	88

STERIS

Industry Size

- $390 + Million
- Includes in-house operations and industrial applications

$390+M
$156M
$134M
STERIS
STERIS 0%
STERIS 0%
North America
Europe
Rest of World
$680+M Worldwide

ANALYST DAY 2003
89

[LOGO]

Industry Size

>	$ 390 + Million

>	Includes in-house operations and industrial applications

[GRAPHIC]

$680+M Worldwide

ANALYST DAY 2003	89

[LOGO]

Industry Competition

>	IBA/Sterigenics—Gamma, EtO, E-Beam and X-ray in 39 locations

>	Cosmed—EtO and Ozone in 8 U.S. locations

>	Titan Scan—E-Beam in 3 U.S. locations

>	Isotron—Gamma, EtO, and E-Beam in 15 non-U.S. locations

>	Other—Multiple with 3 or less sites

>	In-House Captive—Trend towards outsourcing

ANALYST DAY 2003	90

STERIS

Growth Strategy - Key Strategic Imperatives

EXECUTION
Business Growth
Customer Focus
Safety
Leadership Excellence
Operational Excellence

ANALYST DAY 2003 91

[LOGO]

Growth Strategy—Key Strategic Imperatives

>Business	Growth

>	Grow revenue 8-10% AAGR

>	Improve “same store” operating income year over year

>Customer	Focus

>	Improve customer satisfaction

>Operational	Excellence

>	Enhance performance

>	Improve business process

>	Control costs

>Leadership	Excellence

>	Experienced leadership team

ANALYST DAY 2003	91

[LOGO]

Summary

STERIS Isomedix Services is well positioned to:

>	Take advantage of ongoing favorable market trends

>	Capitalize on new applications for irradiation

>	Expand into new geographies

ANALYST DAY 2003	92

S T E R I S

Analyst Day

SEPTEMBER 3 and 4, 2003

[LOGO]

S T E R I S

Analyst Day

SEPTEMBER 3 and 4, 2003

Financial Overview

[LOGO]

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Recent Performance

ANALYST DAY 2003

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Fiscal 2003 Recap

Fiscal 2003 Year Ended March 31,

(In millions)

	2003	2002	Change
Total Net Revenues	$972.1	$866.7	12%
Gross Profit	408.8	355.2	15%

Gross Margin	42.1%	41.0%
Operating Profit	$125.8	$80.6	56%
Operating Margin	12.9%	9.3%
Net Income	$79.4	$46.2	72%

Diluted EPS	$1.12	$0.65	72%

ANALYST DAY 2003	96

Fiscal 2003 Segment Data

Fiscal 2003 Year Ended March 31, 2003
(In millions)

Revenues by Segment
Isomedix 8%
Life Sciences 20%
Healthcare 72%

Operating Profit by Segment
Isomedix 9%
Life Sciences <1%
Healthcare 91%

ANALYST DAY 2003 97

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Fiscal 2003 Segment Data

Fiscal 2003 Year Ended March 31, 2003

(In millions)

Healthcare
Revenues	$697.4
Operating Profit	114.2

Life Sciences
Revenues	$195.3
Operating Profit	0.8

Isomedix
Revenues	$79.3
Operating Profit	10.7

Revenues by Segment

[CHART]

Operating Profit by Segment

[CHART]

ANALYST DAY 2003	97

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Fiscal 2004 First Quarter Recap

Fiscal 2004 Quarter Ended June 30,

(In millions)

	2003	2002	Change
Total Net Revenues	$259.3	$221.3	17%
Gross Profit	106.6	91.8	16%

Gross Margin	41.1%	41.5%
Operating Profit	$26.2	$20.6	27%
Operating Margin	10.1%	9.3%
Net Income	$16.5	$12.8	28%

Diluted EPS	$0.23	$0.18	28%

ANALYST DAY 2003	98

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First Quarter Segment Data

Fiscal 2004 Quarter Ended June 30,

(In millions)

	2003	2002	Change
Healthcare
Revenues	$179.6	$161.9	11%
Operating Profit	23.6	20.2	17%

Life Sciences
Revenues	$58.4	$39.7	47%
Operating Profit	(0.6)	(3.2)	N/A

Isomedix
Revenues	$21.3	$19.7	8%
Operating Profit	3.2	3.5	-10%

ANALYST DAY 2003	99

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Current Financial Position

ANALYST DAY 2003

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Strong Financial Picture

>	Consistent revenue and earnings growth

>	Improving key financial ratios

>	Low level of debt

>	Strong free cash flow

>	Capacity to fund growth

ANALYST DAY 2003	101

STERIS

Net Quarterly Revenues

dollars in millions

$300
$250
$200
$150
$100
$50
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
FY2001
FY2002
FY2003
FY2004

ANALYST DAY 2003 102

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Net Quarterly Revenues

dollars in millions

[GRAPH]

ANALYST DAY 2003	102

Quarterly Diluted Earnings Per Share

STERIS
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
*
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
FY2001
FY2002
FY2003
FY2004

ANALYST DAY 2003 103

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Quarterly Diluted Earnings Per Share

[GRAPH]

*	A charge in the fourth quarter of fiscal 2001 resulted in a loss of $0.24 per share

ANALYST DAY 2003	103

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Improving Key Financial Ratios

	FY 2001	FY 2002	FY 2003
Return on Assets[1]	3.4%	5.6%	9.3%
Return on Average Equity[2]	6.9%	10.1%	15.0%
Return on Invested Capital[3]	4.6%	7.8%	13.2%
Long-term Debt to Capital[4]	32.7%	19.1%	9.5%

1.	Average 12 months net income divided by average 12 months total assets

2.	Average 12 months net income divided by average 12 months shareholder’s equity

3.	Average 12 months net income divided by average 12 months shareholder’s equity + long-term debt-cash

4.	Long-term debt divided by shareholder’s equity+long-term debt

ANALYST DAY 2003	104

STERIS

Quarterly Long-Term Debt-to-Capital

percentage

37.8
37.5
33.3
32.7
28.4
27.2
24
19.1
17.5
16.3
13.7
9.5
16.6
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1 '04
FY 2001
FY 2002
FY 2003

ANALYST DAY 2003 105

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Quarterly Long-Term Debt-to-Capital

percentage

[GRAPH]

ANALYST DAY 2003	105

Strong Cash Flow

Cash From Operations and Capital Spending
(In millions)

$75.3
$77.1
$102.3
$51.0
$142.0
$65.7
$133.3
$58.6
FY 2000
FY 2001
FY 2002
FY 2003
Cash from Operations
Capital Spending

Cash Priorities:

Fund growth through acquisitions

Cash Uses in Q1 FY'04:

$39.7 million in acquisitions

$14.1 million in share buy back

ANALYST DAY 2003 106

[LOGO]

Strong Cash Flow

Cash From Operations and Capital Spending

(In millions)

[GRAPH]

Cash Priorities:

Fund growth through acquisitions

Modest share buy backs to offset dilutive impact of options

Cash Uses in Q1 FY’04:

$39.7 million in acquisitions

$14.1 million in share buy back

ANALYST DAY 2003	106

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Acquisition Criteria

>	Strong financial discipline and detailed integration

>	Strategic fit

>	Expand internationally

>	Leverage healthcare channel

>	Drive recurring revenues

>	Improve technology offering

>	Targeted accretion in year one

ANALYST DAY 2003	107

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Outlook/Financial Targets

ANALYST DAY 2003

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Our Current Financial Outlook

FISCAL 2004

Including acquisitions:

>	Revenue growth to approximate 17%

>	Earnings per share of $1.29 to $1.33 (15-18% growth)

>	Free cash flow of $60-65 million (before acquisitions)

>	Capital spending approximately $70-$75 million

>	Depreciation and amortization $50-55 million

ANALYST DAY 2003	109

STERIS

Capital Spending in Fiscal 2004

Total Fiscal 2004 Capital Spending $70-75 million

Other
2%
Healthcare
21%
Life
Sciences
8%
Isomedix
34%
R&D
9%
IT
26%

ANALYST DAY 2003 110

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Capital Spending in Fiscal 2004

Total Fiscal 2004 Capital Spending $70-75 million

[CHART]

ANALYST DAY 2003	110

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Financial Targets

Average Annual Growth Rate

Current demand trends, new product initiatives, and geographical expansion opportunities are expected to grow core businesses over the next two years

>	Revenue growth of 10%

>	Earnings growth of 15%

Acquisitions will further enhance growth

ANALYST DAY 2003	111

STERIS

Analyst Day

SEPTEMBER 3 AND 4, 2003

[LOGO]